Exhibit 14

PRICEWATERHOUSECOPPERS
--------------------------------------------------------------------------------
                                            PRICEWATERHOUSECOOPERS LLP
                                            950 SEVENTEENTH STREET
                                            SUITE 2500
                                            DENVER CO 80202
                                            TELEPHONE (303) 893 8100


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Statement of Additional Information constituting part of this registration statement on Form N-14 (the "Registration Statement") of our report dated July 31, 1998 relating to the financial statements and financial highlights appearing on June 30, 1998 Annual Report to Shareholders of INVESCO Tax-Free Long Term Bond Fund (one of the portfolios constituting INVESCO Tax-Free Income Funds, Inc.) and our report dated July 31, 1998 relating to the financial statements and financial highlights appearing in the June 30, 1998 Annual Report to Shareholders of INVESCO Tax-Free Intermediate Bond Fund (one of the portfolios constituting INVESCO Tax-Free Income Funds, Inc.,) which are also incorporated by reference into the Statement of Additional Information.

We also consent to the incorporation by reference of our report into the Prospectus in INVESCO Tax-Free Long Term Bond Fund dated November 1, 1998, and the incorporation by reference of our report in the Prospectus of INVESCO Tax-Free Intermediate Bond Fund dated November 1, 1998, which constitute parts of this Registration Statements. We also consent to the references to us under the headings "Independent Accountants" and "Financial Statements" in the Statement of Additional Information of INVESCO Tax-Free Long Term Bond Fund and to the reference to us under the heading "Financial highlights" in the Prospectus of INVESCO Tax-Free Long Term Bond Fund both dated November 1, 1998. We also consent to the references to us under the heading Independent Accountants" and "Financial Statements" in the Statement of Additional information of INVESCO Tax-Free Intermediate bond Fund and to the reference to us under the heading "Financial Highlights" in the Prospectus of INVESCO Tax-Free Intermediate Bond fund both dated November 1, 1998.

We also consent to the reference to us under the heading "Financial Highlights" and "Experts" in the combined Prospectus/Proxy Statement, constituting part of this Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Denver, Colorado
February 1, 1999